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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (SEC File Nos. 333-25877, 333-28483, 333-30371, 333-50671 and 333- 67684).



ARTHUR ANDERSEN LLP


St. Louis, Missouri,
   April 15, 2002